EXHIBITS TO BE FILED BY EDGAR


               Exhibits:

                    1.   GPU News Release, dated September 22, 1995

                    2.   JCP&L News Release, dated August 29, 1995

                    3.   Met-Ed   News  Releases,   dated  August   29  and
                         September 26, 1995